UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2019

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 2, 2019, Vector Group Ltd. held its 2019 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of Directors.
Eeach of the directors nominated was elected based on the following votes:

Nominee	For	Withheld	Broker Non-Votes (1)

Bennett S. LeBow	82,589,981	13,556,337	35,383,137
Howard M. Lorber	82,392,717	13,753,601	35,383,137
Ronald J. Bernstein	79,485,935	16,660,383	35,383,137
Stanley S. Arkin	53,138,457	43,007,861	35,383,137
Henry C. Beinstein	74,689,758	21,456,560	35,383,137
Paul V. Carlucci	60,449,856	35,696,462	35,383,137
Jean E. Sharpe	62,264,763	33,881,555	35,383,137
Barry Watkins	75,525,034	20,621,284	35,383,137
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Advisory approval of executive compensation (say on pay).
The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
47,186,997	48,270,833	688,488	35,383,137
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 3: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2019.
The selection of the independent registered public accounting firm received the following votes:

For	Against	Abstain
129,990,206	956,844	582,405

Proposal 4: Approval of "independent board chairman"
The stockholder proposal entitled "Independent Board Chairman" received the following votes:

For	Against	Abstain	Broker Non-Votes (1)
34,825,394	58,205,587	3,115,337	35,383,137
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:     /s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer

Date:    May 3, 2019